UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2012

Energy Services of America Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32998 (Commission File Number)	20-4606266 (I.R.S. Employer Identification No.)

100 Industrial Lane, Huntington, West Virginia                                                                                                                    25702-9694
(Address of Principal Executive Offices)                                                                                                                                (Zip Code)

Registrant’s telephone number, including area code:                                                                                     (304) 399-6315

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2012, Energy Services of America Corporation (the “Company”) received notice from the NYSE MKT LLC (“NYSE”) that the Company was not in compliance with one of the NYSE’s continuing listing standards as set forth at Part 10 of the NYSE Market Rules company guide, specifically Section 1003(a)(iv) of the NYSE Market Rules company guide since the Company has sustained losses which, in the opinion of the NYSE are so substantial in relation to the Company’s overall operations or the Company’s existing financial resources, or the Company’s financial condition has become so impaired that it appears questionable in the opinion of the NYSE, as to whether the Company will be able to continue its operations and/or meet its obligations.  The NYSE has asked that the Company submit a plan indicating how it will become compliant with Section 1003(a)(iv).

On November 1, 2012, the Company disclosed that its board of directors evaluated the costs of becoming compliant with the NYSE listing requirements as well as the costs of maintaining its common stock listing on the NYSE.  The Company determined at that time that it would not contest any delisting proceedings that may be initiated by the NYSE.

On November 6, 2012, the NYSE advised the Company that it has failed to satisfy certain NYSE continuing listing standards, specifically, Section 1003(a)(iv).  Consequently the Company’s securities are subject to immediate delisting proceedings pursuant to Section 1009(c) of the NYSE Market Rules company guide.

The Company is in the process of identifying market makers in its common stock.  The Company anticipates that the Company, along with its market makers will seek to have trades in the Company’s common stock reported on the Over the Counter market (“OTC”), although there can be no assurance that the Company will be successful.  If, and when, the OTC market begins reporting trades in the Company’s common stock, the OTC will assign the Company a new trading symbol, and the trading symbol ESA will no longer be used.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.
Not Applicable.
(b)	Pro forma financial information.
Not Applicable.
(c)	Shell Company Transactions.
Not Applicable.
(d)	Exhibits.
99.1 Press Release dated November 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: November 9, 2012	By: /s/ General Harley Mooney
General Harley Mooney
President and
Chief Executive Officer